                                                                    EXHIBIT 10.1


                         CLASS A-1 CALL OPTION AGREEMENT

            CLASS A-1 CALL OPTION AGREEMENT, dated as of June 21, 2002 (this "Agreement"), among CORPORATE ASSET BACKED CORPORATION, a Delaware corporation (the "Depositor"), as the sole initial Option Holder (as defined below), UBS WARBURG LLC ("UBSW"), as the initial purchaser from the Depositor, and initial and sole holder at the time of execution of this Agreement, of the Class A-1 Certificates (as defined below), and THE BANK OF NEW YORK, a New York banking corporation, as the agent appointed by UBSW to act on behalf of UBSW and its successors under this Agreement and the Trust Agreement (as defined below), with respect to the options granted by UBSW to the Depositor under this Agreement. The Bank of New York, acting for UBSW and any subsequent transferee of a Class A-1 Certificate as agent with respect to such options as set forth in more detail below, is referred to herein as the "Option Agent."

                                   WITNESSETH:

            WHEREAS, the Depositor has established the CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the "Trust") as a common law trust under the laws of the State of New York pursuant to the Trust Agreement, dated as of June 21, 2002 (the "Trust Agreement"), between the Depositor and The Bank of New York, as Trustee and Option Agent; and

            WHEREAS, the Trust issued certificates to the Depositor in two classes evidencing in the aggregate the beneficial interests in all the assets of the Trust; and

            WHEREAS, the Depositor is selling all the Class A-1 Callable Certificates issued by the Trust (the "Class A-1 Certificates") to UBSW and RBC Dain Rauscher Inc. ("RBC Dain Rauscher," and together with UBSW, the "Underwriters"), as underwriters, pursuant to the Underwriting Agreement, dated June 14, 2002 (the "Underwriting Agreement"), between the Depositor and the Underwriters for resale to investors, and is selling all the Class B-1 Callable Certificates issued by the Trust (the "Class B-1 Certificates") to UBSW, as initial purchaser, under the Purchase Agreement, dated June 14, 2002, between the Depositor and UBSW; and

            WHEREAS, to effectuate the issuance of the Class A-1 Options, RBC Dain Rauscher instructed UBSW to purchase on its behalf, the Class A-1 Certificates to be purchased by RBC Dain Rauscher and to issue the Class A-1 Options as set forth in this Agreement.

            WHEREAS, as partial consideration for its purchase of each Class A-1 Certificate, UBSW intends to grant (on its behalf and on behalf of RBC Dain Rauscher) to the Depositor an option to repurchase that Class A-1 Certificate upon the terms and subject to the conditions set forth in this Agreement; and

            WHEREAS, each option relating to a single Class A-1 Certificate is referred to herein as a "Class A-1 Option," or the "related Class A-1 Option," as the context shall require; and

            WHEREAS, ownership of the Class A-1 Options granted hereunder shall be evidenced by one or more option certificates issued hereunder in definitive physical form, each of which option certificates shall be substantially in the form attached as Exhibit C, and each of which option certificates in definitive physical form shall evidence the number of Class A-1 Options set forth on its face; and

            WHEREAS, the Trust Agreement provides that each subsequent purchaser of a Class A-1 Certificate agrees, by such purchase, to assume the obligation to perform the related Class A-1 Option, and further agrees to appoint The Bank of New York as its agent to act on its behalf with respect thereto under this Agreement and the Trust Agreement; and

            WHEREAS, upon each such transfer of a Class A-1 Certificate (and the automatic assumption of the obligations under the related Class A-1 Option by the transferee), the transferor of the Class A-1 Certificate shall be released from its obligation to perform the related Class A-1 Option, and the transferor's appointment of The Bank of New York as its agent with respect thereto shall terminate; and

            WHEREAS, as partial consideration for its purchase of each Class B-1 Certificate, UBSW intends to grant to the Depositor an option (each, a "Class B-1 Option") to repurchase that Class B-1 Certificate upon the terms and subject to the conditions set forth in the Class B-1 Call Option Agreement, dated as of June 21, 2002 (the "Class B-1 Option Agreement"), among the Depositor, as the sole initial holder of the Class B-1 Options, UBSW, as the initial purchaser from the Depositor, and initial and sole holder at the time of execution of such agreement, of the Class B-1 Certificates, and The Bank of New York, acting as option agent for the holders of the Class B-1 Certificates from time to time, which Class B-1 Options shall be granted on terms (other than Call Price) substantially similar to those contained in this Agreement;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

            Section 1.1 Definitions.

            (a) As used in this Agreement, unless the context otherwise requires, the following terms have the following respective meanings:

            "Affiliate" has the meaning specified in the Trust Agreement.

            "Agreement" has the meaning specified in the preamble to this Agreement.

            "Business Day" has the meaning specified in the Trust Agreement.

            "Call Date" means, with respect to any Class A-1 Option, the date on which settlement of that Class A-1 Option occurs pursuant to Section 2.2(d).

            "Call Notice" has the meaning specified in Section 2.2(b).

            "Call Options" means, collectively, the Class A-1 Options and the Class B-1 Options.

            "Call Price" means, with respect to each Class A-1 Option, an amount equal to the sum of (i) the outstanding certificate principal balance on the Call Date of the Class A-1 Certificate subject to such Class A-1 Option, plus
(ii) any accrued and unpaid interest on such Class A-1 Certificate through the Call Date, plus (iii) if the Call Date occurs prior to June 21, 2007, as a result of the delivery of a notice of redemption of, tender offer for or other unscheduled repayment on or repurchase of some or all of the Underlying Securities, an amount equal to the sum of the present values of the Remaining Scheduled Interest Payments on each $25 principal amount of the Underlying Securities due after the Call Date and prior to June 21, 2007, discounted to the Call Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate with respect to such Call Date, plus 35 basis points.

            "Certificate Notional Amount" has the meaning specified in the Trust Agreement.

            "Certificate Principal Balance" has the meaning specified in the Trust Agreement.

            "Certificate Register" has the meaning specified in the Trust Agreement.

            "Certificateholder" means each Person in whose name a Certificate is registered on the Certificate Register.

            "Certificates" means the Class A-1 Certificates and the Class B-1 Certificates.

            "Class A-1 Call Option Certificate" has the meaning specified in
Section 2.1.

            "Class A-1 Certificates" has the meaning specified in the recitals to this Agreement.

            "Class A-1 Option" has the meaning specified in the recitals to this Agreement.

            "Class B-1 Certificates" has the meaning specified in the recitals to this Agreement.

            "Class B-1 Option" has the meaning specified in the recitals to this Agreement.

            "Class B-1 Option Agreement" has the meaning specified in the recitals to this Agreement.

            "Depositor" has the meaning specified in the preamble to this Agreement.

            "Option Agent" means The Bank of New York, in its capacity as option agent appointed under this Agreement, or any successor in such capacity.

            "Option Holder" means, initially, the Depositor, and thereafter with respect to each Class A-1 Option, the Person to whom such Class A-1 Option has been transferred as provided herein.

            "Person" means any individual, corporation, estate, limited liability company, partnership, joint venture, association, joint stock company, trust (including any trust beneficiary), unincorporated organization or government or any agency or political subdivision thereof.

            "Protected Purchaser" has the meaning specified in the Uniform Commercial Code as is in effect in the State of New York.

            "Rating Agency" has the meaning specified in the Trust Agreement.

            "Remaining Scheduled Interest Payments" means, with respect to any Call Date, the remaining scheduled payments of interest on the Underlying Securities that would be due after such Call Date and prior to June 21, 2007 (without taking into account any actual or proposed redemption of, tender offer for, or other unscheduled repayment or repurchase of the Underlying Securities for which settlement is made after the Call Date); provided, however, that, if such Call Date is not an interest payment date with respect to the Underlying Securities, the amount of the next succeeding scheduled interest payment on the Underlying Securities will be reduced by the amount of interest accrued on the Underlying Securities to such Call Date.

            "Responsible Officer" has the meaning specified in the Trust Agreement.

            "Securities Act" has the meaning specified in Section 2.4(a).

            "Transfer" means, with respect to any Class A-1 Option, the assignment by the Option Holder of such Class A-1 Option, and "Transferee" and "Transferor" shall have correlative meanings.

            "Transfer Confirmation" has the meaning specified in Section 2.4(c).

            "Treasury Rate" means, with respect to any Call Date, a benchmark U.S. Treasury security rate used to discount future cash flows in connection with an exercise of Call Options, determined by the Option Agent using the same methodology that the trustee for the Underlying Securities is required to use upon a redemption of the Underlying Securities, as such methodology is set forth in the offering documents for the Underlying Securities, provided that each reference to the Redemption Date in such provisions shall be deemed to be a reference to the relevant Call Date.

            "Trust" has the meaning specified in the recitals to this Agreement.

            "Trust Agreement" has the meaning specified in the recitals to this Agreement.

            "Trustee" means the Trustee from time to time under the Trust Agreement.

            "UBSW" has the meaning specified in the preamble to this Agreement.

            "Underlying Securities" means the $50,000,000 principal amount of 7.700% Debentures due 2032 issued by AOL Time Warner Inc., unconditionally guaranteed by America Online, Inc. and Time Warner Inc. (whose guarantee is in turn guaranteed by Time Warner Companies, Inc. and Turner Broadcasting System, Inc.), deposited in the Trust, exclusive of interest accrued from and including April 8, 2002, to but excluding the Closing Date (which interest has been retained by the Depositor), unless the context otherwise requires.

            "Underlying Securities Default" means an Event of Default (as defined in the Underlying Securities Indenture) under the Underlying Securities, or any event that, with the giving of notice or passage of time, or both, would be an Event of Default (as defined in the Underlying Securities Indenture).

            "Underlying Securities Indenture" has the meaning specified in the Trust Agreement.

            "Underwriting Agreement" has the meaning specified in the recitals to this Agreement.

            (b) Capitalized terms used but not defined in this Agreement are used with the respective meanings specified in the Trust Agreement.

            Section 1.2 Interpretive Provisions.

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of each gender include each of the other genders;

                  (b) all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                  (c) whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation";

                  (d) any reference in this Agreement to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time;

                  (e) the Article and Section headings in this Agreement are for convenience only and shall not affect the construction of this Agreement;

                  (f) when a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement; and

                  (g) all references to a specific time are references to New York City time.

                                   ARTICLE II

                              THE CLASS A-1 OPTIONS


            Section 2.1 Grant of Class A-1 Options; Option Holders Are
                        Beneficiaries.


            UBSW, as the initial purchaser from the Depositor, and initial and sole Certificateholder at the time of execution of this Agreement, of the Class A-1 Certificates, hereby grants to the Depositor the Class A-1 Options. To evidence such grant, the Option Agent is hereby directed to concurrently issue to the Depositor an option certificate in definitive registered physical form (a "Class A-1 Call Option Certificate") in the Depositor's name in substantially the form attached as Exhibit C, evidencing two million (2,000,000) Class A-1 Options, and to register the Depositor's ownership of such Class A-1 Options in the register referred to in Section 2.4(e).

            Each Option Holder shall be an express beneficiary of this Agreement, entitled to enforce this Agreement directly in its own name against the Option Agent and the Certificateholders holding Class A-1 Certificates.

            Section 2.2 Manner of and Conditions to Exercise.

            (a) Subject to the terms and conditions of this Agreement, each Class A-1 Option may be exercised by the relevant Option Holder on any Business Day occurring (i) at any time on or after June 21, 2007; or (ii) at any time, whether before or after June 21, 2007, after the occurrence of (A) an Underlying Securities Default, (B) the Underlying Securities Issuer's announcement of, or commencement of the formal solicitation of consents to, any amendment to the Underlying Securities Indenture or the Underlying Securities that changes the maturity or the scheduled payment date of any principal, interest or other amount on the Underlying Securities, or reduces the principal amount of or the interest rate on the Underlying Securities, or changes the currency in which the principal or interest of the Underlying Securities is payable, or impairs the right of a holder of the Underlying Securities to institute suit for the enforcement of any such payment on or after the maturity of the Underlying Securities, or (C) the delivery by the Underlying Securities Issuer (or any third party tender offeror, in the case of a tender offer) of a notice of redemption of, a tender offer for, or other unscheduled repayment on or repurchase of, some or all of the Underlying Securities held by the Trust. The parties acknowledge that, under the Trust Agreement, if the Trustee receives any announcement or proposal of an amendment to the Underlying Securities Indenture or the Underlying Securities or a notice of a redemption of, tender offer for or other unscheduled repayment on or repurchase of any Underlying Securities, the Trustee will be required to deliver a copy of that document to the Option Agent within two Business Days. The Option Agent agrees to send a copy of each such document received from the Trustee to the Option Holders on the same day it is received from the Trustee.

            (b) An Option Holder may exercise any Class A-1 Option only upon satisfaction of each of the following conditions:

                  (i) Not later than 30 days prior to the proposed Call Date, the Class A-1 Option Holder shall deliver a notice substantially in the form attached as Exhibit A (each, a "Call Notice") to each of the Option Agent and the Trustee specifying the number of

            Class A-1 Options being exercised, the proposed Call Date with respect to such Class A-1 Options, and the account to which the Trustee shall deliver the Underlying Securities deliverable pursuant to Section 2.15 of the Trust Agreement upon exchange of the Class A-1 Certificates purchased as a result of such exercise; provided, however, that with respect to any exercise of a Class A-1 Option pursuant to Section 2.2(a)(ii)(A), (B) or (C), the Call Notice shall be delivered to the Option Agent and the Trustee not later than seven Business Days prior to the proposed Call Date.

                  (ii) Simultaneously with such exercise, the Option Holder
            shall exercise Class B-1 Options with respect to a number of Class B-1 Certificates equal to the number of Class A-1 Options being exercised.

                  (iii) The aggregate Certificate Principal Balance of the Class
            A-1 Certificates subject to the Class A-1 Options exercised by such Option Holder on such Call Date shall be an integral multiple of $1,000.

                  (iv) (A) As a result of the exercise, the aggregate
            Certificate Principal Balance of the Class A-1 Certificates and the aggregate Certificate Notional Amount of Class B-1 Certificates, respectively, purchased by the Option Holder is in each case not less than $5,000,000 (or, if less, the aggregate outstanding Certificate Principal Balance of all the outstanding Class A-1 Certificates or aggregate outstanding Certificate Notional Amount of all the outstanding Class B-1 Certificates, as applicable), and (B) after giving effect to such exercise and the related exchange of Certificates for Underlying Securities pursuant to Section 2.15 of the Trust Agreement, (I) unless the Option Holder has exercised all Call Options held by it, the remaining aggregate Certificate Principal Balance of Class A-1 Certificates and Certificate Notional Amount of Class B-1 Certificates subject to options held by such Option Holder that have not been exercised is in each case not less than $5,000,000, and (II) the remaining aggregate Certificate Principal Balance of Class A-1 Certificates and Certificate Notional Amount of Class B-1 Certificates, if greater than zero, is in each case not less than $5,000,000.

                  (v) (A) Unless the Option Holder has exercised the Class A-1
            Options in connection with a tender offer, the Option Holder shall have made payment of the Call Price under all of the exercised Call Options to the Option Agent, by wire transfer in immediately available funds, no later than 10:00 a.m. on the proposed Call Date, and (B) if the Option Holder has exercised the Class A-1 Options in connection with a tender offer, the Trustee shall have received payment of the tender price from the Underlying Securities Issuer or other purchaser of the Underlying Securities relating to the Certificates subject to all of the exercised Call Options (or with respect to the portion of the Call Options deemed exercised, if less than all Underlying Securities tendered by the Trustee pursuant to
            Section 2.15 of the Trust Agreement have been purchased), in immediately available funds, no later than 10:00 a.m. on the later of (i) the Call Date specified in the Call Notice, or (ii) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expires unconsummated.

            If Call Options are held or exercised by two or more Affiliates, then all Call Options held or exercised by such Affiliates on the same date will be treated as being held or exercised by a single Option Holder for purposes of satisfying the conditions listed in clauses (b)(i) through (b)(v) above.

            (c) The Option Agent shall notify the Trustee immediately upon its receipt of a Call Notice. If the number of Class A-1 Certificates specified in such Call Notice is less than the outstanding number of Class a-1 Certificates, the Trustee shall select the Class A-1 Certificates to be purchased by the Option Holder. The Class A-1 Certificates so selected shall be a pro rata portion of the Class A-1 Certificates held by each Certificateholder, provided that purchases of a fraction of a single Class A-1 Certificate will not be made, and the Trustee shall round up or down the number of Class A-1 Certificates to be purchased from each Certificateholder to avoid such fractional purchases.

            (d) On the date specified in the applicable Call Notice, upon satisfaction of the conditions specified in Section 2.2(b), the Option Agent shall (x) notify the Trustee of its receipt of the Call Price and the satisfaction of such conditions and (y) instruct the Trustee to (i) register the Class A-1 Certificates selected as provided in Section 2.2(c) in the name of the Option Holder (or, in the case of called Class A-1 Certificates held in book-entry form, cause such Class A-1 Certificates to be transferred to the account of the Option Holder) and (ii) exchange the called Class A-1 Certificates, together with the Class B-1 Certificates called pursuant to the Class B-1 Options on the same Call Date, for an aggregate principal amount of Underlying Securities equal to the aggregate outstanding Certificate Principal Balance of such Class A-1 Certificates as provided in Section 2.15 of the Trust Agreement; and (z) (I) unless the Call Options were exercised in connection with a tender offer, remit the amount of the Call Price received from the Option Holders to the Trustee and instruct the Trustee to pay to each Certificateholder from whom the Class A-1 Certificates were purchased the Call Price in respect of such Class A-1 Certificates, or (II) if the Call Options were exercised in connection with a tender offer, pay to the Option Holder the difference between the tender offer proceeds and the Call Price. The parties acknowledge that the Call Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer received by the Trustee, and paid to the holders of the called Certificates, pursuant to Section 2.15(j) of the Trust Agreement.

            (e) Delivery of a Call Notice does not give rise to an obligation on the part of the Option Holder to pay the Call Price. The Call Notice shall automatically expire (i) if the Call Option is being exercised other than in connection with a tender offer, and the Option Holder has not paid the Call Price to the Option Agent by 10:00 a.m. on the Call Date, or (ii) in the case of a tender offer, if the Trustee has not received payment of the tender offer proceeds from the Underlying Securities Issuer or other purchaser by 10:00 a.m. on the later of (A) the date specified for settlement in the Call Notice, or (B) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expired unconsummated. Furthermore, if any Class A-1 Call Options are exercised in connection with a tender offer and fewer than all the Underlying Securities are tendered by the Trustee as provided in Section 2.15 of the Trust Agreement, or fewer than all the Underlying Securities tendered by the Trustee pursuant to Section 2.15 of the Trust Agreement are accepted for payment and paid for under the tender offer, then the number of Class A-1 Call Options deemed exercised will be reduced so that the Certificate Principal Balance of the Class A-1 Certificates subject to such exercised Class A-1 Call Options is equal to the principal amount of Underlying Securities tendered by the Trustee that are accepted for payment and paid for, and the Class A-1 Call Options deemed not exercised will remain outstanding. In addition, if the tender offer is terminated by the person making the tender offer before any Underlying Securities are accepted for payment and paid for, or if all tenders by the Trustee of Underlying Securities are rejected, then the applicable Call Notice will be of no further force and effect, and any related Class A-1 Call Options will be deemed not exercised and will remain outstanding. If a Call Notice shall expire for any reason provided for in this Section 2.2(e), none of the Option Holder, the Option Agent, the Trustee or any Certificateholder shall have any obligation with respect to the Call Notice, and the expiration of a Call Notice shall in no way affect the Option Holder's right to deliver a Call Notice at a later date.

            Section 2.3 Legends on Certificates.

            Each Class A-1 Certificate shall bear a legend notifying any Certificate Holder of the existence and terms of the Class A-1 Option to which that Class A-1 Certificate is subject, in substantially the following form:

            BY ACQUIRING OR ACCEPTING ANY INTEREST IN THIS CERTIFICATE, YOU ACKNOWLEDGE THAT THIS CERTIFICATE IS SUBJECT TO A PURCHASE OPTION GRANTED TO CORPORATE ASSET BACKED CORPORATION, A DELAWARE CORPORATION (THE "DEPOSITOR"), BY UBS WARBURG LLC UNDER THE CLASS A-1 CALL OPTION AGREEMENT, DATED AS OF JUNE 21, 2002 (THE "CALL OPTION AGREEMENT"), AMONG THE DEPOSITOR, AS THE SOLE INITIAL OPTION HOLDER, UBS WARBURG LLC, AS THE INITIAL PURCHASER FROM THE DEPOSITOR, AND SOLE HOLDER AT THE TIME OF SUCH GRANT, OF THE CLASS A-1 CERTIFICATES, AND THE BANK OF NEW YORK, A NEW YORK BANKING CORPORATION, ACTING AS OPTION AGENT FOR THE CLASS A-1 CERTIFICATEHOLDERS WITH RESPECT TO THE CLASS A-1 OPTIONS (THE "OPTION AGENT"), WHICH OBLIGATIONS HAVE BEEN ASSUMED BY EACH SUBSEQUENT HOLDER OF SUCH CLASS A-1 CERTIFICATES; YOU AGREE TO ASSUME THE OBLIGATION OF YOUR TRANSFEROR TO PERFORM SUCH CLASS A-1 OPTION; AND YOU ACKNOWLEDGE THAT YOUR TRANSFEROR HAS BEEN RELEASED FROM ITS OBLIGATION TO PERFORM SUCH CLASS A-1 OPTION. THE CALL OPTION AGREEMENT PERMITS THE HOLDER OF THE RELATED CLASS A-1 OPTION TO PURCHASE THIS CERTIFICATE FROM YOU, WITHOUT YOUR CONSENT, AT THE TIMES AND ON THE CONDITIONS SPECIFIED IN THE CALL OPTION AGREEMENT AT THE CALL PRICE SPECIFIED IN THAT AGREEMENT. THE CLASS A-1 OPTION MAY BE TRANSFERRED FROM TIME TO TIME. UPON THE EXERCISE OF THE RELATED CLASS A-1 OPTION IN THE MANNER SPECIFIED IN THE CALL OPTION AGREEMENT, THE CLASS A-1

            CERTIFICATE WILL BE TRANSFERRED TO THE RELEVANT CLASS A-1 OPTION HOLDER BY THE TRUSTEE, AND YOU WILL BE PAID THE CALL PRICE FOR THIS CERTIFICATE IN ACCORDANCE WITH THE TERMS OF THE CALL OPTION AGREEMENT, WITHOUT THE REQUIREMENT OF ANY FURTHER ACTION BY YOU, EXCEPT THAT IF THE CLASS A-1 CERTIFICATES ARE HELD IN DEFINITIVE FORM AT SUCH TIME YOU WILL NOT RECEIVE SUCH CALL PRICE UNLESS AND UNTIL YOU SURRENDER THIS CERTIFICATE.

            Section 2.4 Transfer of Class A-1 Options.

            (a) Each of the parties to this Agreement acknowledges that the Class A-1 Options are being issued in a transaction exempt from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act") and that the Class A-1 Options have not been and will not be registered under the Securities Act or any applicable state securities law of any state and may not be offered, sold, pledged or otherwise transferred except in a transaction registered pursuant to the Securities Act or exempt from registration under the Securities Act, and otherwise in accordance with the terms of this Agreement.

            (b) Promptly following the sale of the Class A-1 Certificates to UBSW pursuant to the Underwriting Agreement and the related grant of the Class A-1 Options to the Depositor as provided in Section 2.1, and in any event within 45 days thereafter, the Depositor shall sell 100% of the Class A-1 Options to one or more unaffiliated third parties through UBSW as agent pursuant to the Placement Agency Agreement, dated June 14, 2002, between the Depositor and UBSW. Subject to the terms and conditions set forth in this Article II, each Option Holder may Transfer some or all of the Class A-1 Options it holds to one or more other Persons at any time and from time to time, provided that under no circumstances may any Class A-1 Option be re-Transferred to the Depositor.

            (c) The Transfer of any Class A-1 Option shall be effected by the delivery of the relevant Class A-1 Call Option Certificate to the Transferee, or to the Option Agent for registration in the name of the Transferee as set forth in Section 2.4(e) hereof, in each case with a form of assignment executed by the Transferor and the execution and delivery by the Transferor, the Transferee and the Option Agent of a confirmation substantially in the form attached as Exhibit B (a "Transfer Confirmation").

            (d) Each Class A-1 Option may be Transferred only in full. No fractional interest in a Class A-1 Option may be Transferred, and no interest in a Class A-1 Option may be transferred except in connection with a Transfer of all the rights and obligations of the Option Holder under and in respect of the Class A-1 Option.

            (e) The Option Agent shall keep a register in which it shall provide for the registration of the Class A-1 Options and the registration of transfers of the Class A-1 Options. The Option Agent shall record in such register (w) the name and registered address of each Option Holder, (x) the number of Class A-1 Options held by each Option Holder, (y) the Transfer of any Class A-1 Options, and (z) the number of Class A-1 Options exercised by each

Option Holder and the number of Call Options cancelled as provided in Section
2.5. The Trustee and the Option Agent may treat the Person in whose name any Class A-1 Option is registered on such register as the owner of that Class A-1 Option for all purposes, and the Trustee and the Option Agent shall not be affected by any notice to the contrary.

            Section 2.5 Pro Rata Reduction of Class A-1 Options Upon Partial Redemption of Underlying Securities.

            If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Option Holders do not exercise Call Options with respect to all the Underlying Securities redeemed in such partial redemption, the number of Class A-1 Options held by each Option Holder shall be reduced proportionately so that the aggregate amount of Class A-1 Certificates callable by the exercise of Class A-1 Options shall equal the outstanding Certificate Principal Balance of outstanding Class A-1 Certificates after giving effect to such partial redemption. The Option Agent shall make such adjustments to its records as shall be necessary to reflect such reductions and shall notify each Option Holder of such adjustments.

            Section 2.6 Expiration.

            The Class A-1 Options shall expire, and the right to exercise the Class A-1 Options shall terminate, on the earlier to occur of (a) the termination of the Trust Agreement, and (b) the liquidation of the Trust.

            Section 2.7. Mutilated, Destroyed, Lost or Stolen Class A-1 Call Option Certificates.

            (a) If (i) any Class A-1 Call Option Certificate that has been mutilated is surrendered to the Option Agent, or the Option Agent receives evidence to its satisfaction of the destruction, loss or theft of any Class A-1 Call Option Certificate, and (ii) there is delivered to the Option Agent such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Option Agent that such Class A-1 Call Option Certificate has been acquired by a Protected Purchaser, the Option Agent shall execute on behalf of the Certificateholders holding Class A-1 Certificates, and shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A-1 Call Option Certificate, a replacement Class A-1 Call Option Certificate in respect of a like aggregate Certificate Principal Balance of Class A-1 Certificates.

            (b) If, after the delivery of a replacement Class A-1 Call Option Certificate in respect of a mutilated, destroyed, lost or stolen Class A-1 Call Option Certificate pursuant to Section 2.7(a), a Protected Purchaser of the original Class A-1 Call Option Certificate in lieu of which such replacement Class A-1 Call Option Certificate was issued exercises such original Class A-1 Call Option Certificate, the Option Agent shall be entitled to recover such replacement Class A-1 Call Option Certificate from the Person to whom it was delivered or any Person taking such replacement Class A-1 Call Option Certificate from such Person to whom such replacement Class A-1 Call Option Certificate was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Option Agent in connection with such exercise.

            (c) In connection with the issuance of any replacement Class A-1 Call Option Certificate under this Section 2.7, the Option Agent may require the payment by the holder of the Class A-1 Call Option Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Option Agent) connected therewith.

            (d) Any Class A-1 Call Option Certificate issued pursuant to this
Section 2.7 in replacement of any mutilated, destroyed, lost or stolen Class A-1 Call Option Certificate shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Class A-1 Call Option Certificates duly issued hereunder.

            (e) The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Class A-1 Call Option Certificates.

            Section 2.8. Representations and Warranties of UBSW.

            UBSW represents and warrants to and agrees with the Depositor and the Option Agent as of the date of this Agreement and as of the time of delivery of the Class A-1 Call Option Certificates by the Option Agent to the Depositor that each of the execution of this Agreement, and the grant of the Class A-1 Options and the direction to the Option Agent to issue the Class A-1 Call Option Certificates in the manner provided for in Section 2.1 of this Agreement, has been duly authorized by UBSW.

            Section 2.9. Representations and Warranties of the Depositor.

            The Depositor represents and warrants to and agrees with UBSW and the Option Agent as of the date of this Agreement and as of the time of delivery of the Class A-1 Call Option Certificates by the Option Agent to the Depositor that each of the execution of this Agreement and the receipt by the Depositor of the Class A-1 Options, is within the corporate power and authority of the Depositor.


                                   ARTICLE III

                                  OPTION AGENT

            Section 3.1 Limitation on Liability.

            The Option Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Class A-1 Options in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

            Section 3.2 Duties of Option Agent.

            The Option Agent undertakes only the specific duties and obligations imposed under this Agreement upon the following terms and conditions, by all of which the Depositor, each Option Holder and each Certificateholder shall be bound:

            (a) The Option Agent may consult with legal counsel (who may be legal counsel for the Depositor or any of its Affiliates), and the opinion of such counsel shall be full and complete authorization and protection to the Option Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Option Agent shall have exercised reasonable care in the selection by it of such counsel.

            (b) Whenever in the performance of its duties under this Agreement, the Option Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action under this Agreement, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Option Agent; and such certificate shall be full authorization to the Option Agent for any action taken or suffered in good faith by it under this Agreement in reliance upon such certificate.

            (c) The Option Agent shall be liable under this Agreement only for its own negligence, willful misconduct or bad faith.

            (d) The Option Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Depositor only.

            (e) The Option Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Class A-1 Options or the execution and delivery of this Agreement (except the due execution of this Agreement by the Option Agent); nor shall it be responsible for any breach by the Trustee or any Option Holder of any covenant or condition contained in this Agreement; nor shall it by any act under this Agreement be deemed to make any representation or warranty as to the Certificates or the Underlying Securities.

            (f) The Option Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties under this Agreement from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the President, a Vice President, a Senior Vice President, a Managing Director, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

            (g) The Option Agent and any shareholder, director, officer or employee of the Option Agent may buy, sell or deal in any of the Class A-1 Options, the Class B-1 Options or the Certificates or otherwise act as fully and freely as though it were not Option Agent under this Agreement, so long as such persons do so in full compliance with all applicable laws and, to the extent applicable, the Trust Agreement. Nothing in this Agreement shall preclude The Bank of New York from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

            (h) The Option Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty under this Agreement either itself or by or through its attorneys or agents.

            (i) The Option Agent shall act solely as the agent of the Option Holders under this Agreement. The Option Agent shall not be liable except for the failure to perform such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Option Agent, whose duties shall be determined solely by the express provisions of this Agreement. The Option Agent shall not be deemed to be a fiduciary of any other person.

            (j) The Option Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect of this Agreement, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Option Agent to take such action as the Option Agent may consider proper, whether with or without such indemnity. The Option Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

            Section 3.3 Change of Option Agent.

            (a) The Option Agent may resign and be discharged from its duties under this Agreement upon thirty days' notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the Option Holders by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Option Agent shall have been appointed under this Agreement. The Depositor may remove the Option Agent upon three Business Days' notice in writing, mailed to the Option Agent and to the Option Holders by first-class mail; provided that no such removal shall become effective until a successor Option Agent shall have been appointed under this Agreement.

            (b) If the Option Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Option Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Option Agent or by the Option Holder, then the Option Agent or any registered Option Holder may apply to any court of competent jurisdiction for the appointment of such a successor.

            (c) Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Option Agent shall be deemed to be the successor Option Agent without any further action.

            (d) The Option Agent shall at all times be a bank that is not an Affiliate of the Depositor (but may have normal banking relationships with the Depositor or the Underlying Securities Issuer and its respective Affiliates), which (i) is organized and doing business under the laws of any State or the United States; (ii) is authorized under such laws to exercise corporate trust powers; (iii) has a combined capital and surplus of at least $50,000,000; (iv) is subject to supervision or examination by federal or state authority; and (v) has (or has a parent which has) a long-term unsecured debt rating of at least BBB- by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. and at least Baa3 by Moody's Investors Service, Inc., or their respective successors, if any. If the bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 3.3(d), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Option Agent shall cease to be eligible in accordance with the provisions of this Section 3.3(d), the Option Agent shall resign immediately in the manner and with the effect specified in Section 3.3(a).

                                   ARTICLE IV

                                  MISCELLANEOUS

            Section 4.1 Remedies.

            The remedies at law of the Option Holder in the event of any default or threatened default by a Certificate Holder in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this Agreement or by an injunction against a violation of any of the terms of this Agreement or otherwise.

            Section 4.2 Limitation on Liabilities of Option Holder.

            Nothing contained in these Class A-1 Options shall be construed as imposing any obligation on any Option Holder to exercise any Class A-1 Option or to purchase any of the Class A-1 Certificates.

            Section 4.3 Notices.

            All notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any Option Holder, at the registered address of such Option Holder as set forth in the register kept by the Option Agent pursuant to Section 2.4(e), or (b) if to the Option Agent, to The Bank of New York, 5 Penn Plaza, New York, New York 10001, Attention: Corporate Trust, or to such other address notice of which the Option Agent shall have given to the Option Holder and the Trustee, or (c) if to the Trust or the Trustee, to the Corporate Trust Office specified in the Trust Agreement. Any such notice shall be effective on the Business Day following the date on which it is provided to a nationally recognized overnight courier and on the fifth Business Day following the day on which it is deposited in the mails, in each case as provided above. Subject to Section 2.2(a), the Option Agent shall promptly forward to each Option Holder a copy of any notice or other communication received by it under this Agreement.

            Section 4.4 Amendment.

            (a) This Agreement may be amended from time to time by the Depositor and the Option Agent without the consent of any Option Holder, upon receipt of an opinion of counsel satisfactory to the Option Agent that the execution of the amendment is authorized or permitted by this Agreement and all conditions provided for in this Agreement relating to such amendment have been complied with and that such amendment would not alter the status of the Trust as a grantor trust under the Internal Revenue Code of 1986, as amended, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Agreement that shall not adversely affect in any material respect the interests of any Option Holder or any holder of a Class A-1 Certificate or alter the terms on which the Class A-1 Options are exercisable or the amounts payable upon exercise of an Class A-1 Option or (ii) to evidence and provide for the acceptance of appointment under this Agreement of a successor Option Agent.

            (b) This Agreement may also be modified or amended from time to time by the Depositor and the Option Agent with the consent of Option Holders holding 662/3% of the Class A-1 Options, upon receipt of an opinion of counsel satisfactory to the Option Agent that the execution of the amendment is authorized or permitted by this Agreement and all conditions provided for in this Agreement relating to such amendment have been complied with, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Class A-1 Options or modifying in any manner the rights of the Option Holders; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of the holders of the Class A-1 Certificates without (x) the consent of all the holders of the Class A-1 Certificates and (y) written confirmation from each of the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Class A-1 Certificates, if then rated by the Rating Agencies; (ii) alter the terms on which the Class A-1 Options are exercisable or the amounts payable upon exercise of an Class A-1 Option without the consent of the holders of all the Class A-1 Certificates and all the Class A-1 Options; or (iii) reduce the modify the vote required by clause (i) or (ii) of this proviso without the consent of the holders of 100% of the Class A-1 Certificates. Notwithstanding any other provision of this Agreement, this
Section 4.4(b) shall not be amended without the consent of 100% of the Class A-1 Option Holders.

            (c) Promptly after the execution of any amendment or modification to this Agreement, the Option Agent shall furnish a copy of such amendment or modification to each Option Holder, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of the Option Holders or the Class A-1 Certificates to approve the particular form of any proposed amendment or modification, but it shall be sufficient if such consent shall approve the substance of such amendment or modification. The manner of obtaining and evidencing the authorization of the execution of such consents shall be subject to such reasonable regulations as the Option Agent may prescribe.

            Section 4.5 Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS, OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

            Section 4.6 Judicial Proceedings.

            Any judicial proceeding brought against any party with respect to this Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement or acceptance of a Class A-1 Certificate, as applicable, each party (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and agrees that such party shall be bound by any judgment rendered thereby in connection with this Agreement, subject to any rights of appeal, and (b) irrevocably waives any objection that such party may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

            Section 4.7 Nonpetition Covenant.

            Each of the Option Agent and each Option Holder agrees that it shall not (and, in the case of the Option Holder, that it shall not direct the Option Agent to), until the date which is one year and one day after the payment in full of all securities issued by the Trust, the Depositor or other trusts formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other trust to invoke the process of the United States of America or any State or other political subdivision of the United States or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other trust under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other trust or all or any part of the property or assets of the Trust, the Depositor or any such other trust or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other trust.

            Section 4.8 No Recourse.

            Each of the Option Agent and each Option Holder agrees that it shall not have any recourse to the Trust for any amounts due under this Agreement. This Section 4.8 shall not affect any rights or remedies that an Option Holder may have against the Option Agent or the Certificateholders hereunder.

            Section 4.9 New Issuances.

            The Depositor agrees that it shall not cause the Trust to issue additional Certificates unless it obtains from the holders of such Certificates options on substantially the same terms as the Class A-1 Options and the Class B-1 Options, as the case may be, and either (x) it resells such options to the then-current holders of the Class A-1 Options and the Class B-1 Options, in proportion to their holdings of Class A-1 Options and Class B-1 Options, as applicable, or to such Persons' designees, or (y) takes such measures as shall be necessary to ensure that the issuance of such additional Certificates does not impair the right of the holder of any Class A-1 Option to exercise such Class A-1 Option on the terms set forth in this Agreement.

                                                                    EXHIBIT 10.1


            IN WITNESS WHEREOF, the parties hereto have caused this Class A-1 Call Option Agreement to be executed by their duly authorized officers as of the first date specified above.

                              CORPORATE ASSET BACKED CORPORATION,
                              as sole initial Option Holder

                              By:  /s/ Robert Vascellaro
                                   --------------------------------------------
                                   Name: Robert Vascellaro
                                   Title: Vice President


                              UBS WARBURG LLC

                              By:  /s/ Michael Sabatino
                                   --------------------------------------------
                                   Name: Michael Sabatino
                                   Title:  Director
                                           Fixed Income Syndicate

                              By:  /s/ Joel J. McKoan
                                   --------------------------------------------
                                   Name:  Joel J. McKoan
                                   Title:  Managing Director
                                           Fixed Income Syndicate



                              THE BANK OF NEW YORK, as Option Agent and
                              Attorney-in-Fact for the Option Holders

                              By:  /s/ Melissa Quan-Soon
                                   --------------------------------------------
                                   Name:  Melissa Quan-Soon
                                   Title:  Assistant Vice-President

                                                                    EXHIBIT 10.1

                                                                       EXHIBIT A

                              [Form of Call Notice]

                              CLASS A-1 CALL NOTICE


To:         The Bank of New York, as Option Agent
            5 Penn Plaza
            New York, New York 10001
            Attention: Corporate Trust

            This Call Notice is delivered pursuant to the Class A-1 Call Option Agreement, dated as of June 21, 2002 (the "Class A-1 Call Option Agreement"), among Corporate Asset Backed Corporation, a Delaware corporation (the "Depositor"), as the sole initial Option Holder, UBS Warburg LLC, as the initial purchaser from the Depositor, and initial and sole holder, at the time of execution of the Class A-1 Call Option Agreement, of the Class A-1 Certificates, and The Bank of New York, a New York banking corporation, acting as Option Agent for the holders of Class A-1 Certificates from time to time (the "Option Agent").

            The undersigned registered holder of ____ Class A-1 Options hereby exercises Class A-1 Options for the purchase of Class A-1 Certificates upon and subject to the terms specified in the Class A-1 Call Option Agreement.

            Subject to the satisfaction of the conditions specified in the Class A-1 Call Option Agreement, the Call Date in respect of the Class A-1 Options so exercised shall be: ___________________ (which date shall be at least 30 days after the date of delivery of this Call Notice or, if this Call Notice is delivered with respect to any exercise of an Class A-1 Option pursuant to
Section 2.2(a)(ii)(B) or (C), at least 7 Business Days after the date of delivery of this Call Notice).

            The undersigned hereby agrees that (i) if the Call Option is being exercised other than in connection with a tender offer, and the undersigned has paid the Call Price to the Option Agent by 10:00 a.m. (New York City time) on the Call Date, or (ii) in the case of a tender offer, if the Trustee has received payment of the Call Price from the Underlying Securities Issuer or other purchaser by 10:00 a.m. (New York City time) on the later of (A) the date specified for settlement in the Call Notice, or (B) the earlier to occur of the date immediately following the date on which the tender offer is consummated or the date on which it expires unconsummated, the undersigned will have purchased the Class A-1 Certificates deliverable pursuant to such Class A-1 Options at the time such payment is made. The aggregate Call Price in respect of such Class A-1 Options shall be _________________) (insert number calculated in accordance with the definition of "Call Price" in the Class A-1 Call Option Agreement).

            The undersigned requests that the Underlying Securities deliverable in exchange for the Class A-1 Certificates purchased in such exercise be transferred to the following account in accordance with the following instructions:__________________________________________________________________
_______________________________________________________________________________
(insert information required for transfer of Underlying Securities).

            All capitalized terms used but not defined in this Call Notice shall have the meanings assigned to such terms in the Class A-1 Call Option Agreement, and this Call Notice is subject to the terms and conditions of that Agreement.

Dated:
                                              [NAME OF OPTION HOLDER]

                                              By
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B

                         [Form of Transfer Confirmation]

                         CLASS A-1 TRANSFER CONFIRMATION


            This Transfer Confirmation is delivered pursuant to the Class A-1 Call Option Agreement, dated as of June 21, 2002 (the "Class A-1 Call Option Agreement"), among Corporate Asset Backed Corporation, a Delaware corporation (the "Depositor"), as the sole initial Option Holder, UBS Warburg LLC, as the initial purchaser from the Depositor, and initial and sole holder, at the time of execution of the Class A-1 Call Option Agreement, of the Class A-1 Certificates, and The Bank of New York, a New York banking corporation, acting as Option Agent for the holders of Class A-1 Certificates from time to time (the "Option Agent").

            [Name of Transferor] (the "Transferor") and [Name of Transferee] (the "Transferee") hereby instruct the Option Agent to register a transfer (the "Transfer") of _________ [Must be whole number] Class A-1 Options on the books of the Option Agent maintained for such purpose.

            As a condition to such Transfer, the Transferee hereby represents and warrants to, and agrees with, the Transferor, the Option Agent and the Trustee referred to in the Class A-1 Call Option Agreement, for the benefit of the Trust referred to therein, that:

                  (1) The Transferee acknowledges that the Class A-1 Options have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States except in accordance with an exemption under the Securities Act.

                  (2) The Transferee is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act;

                  (3) [With respect to any initial Transfer from the Depositor only: Such information regarding the Class A-1 Options, the Trust and the Class A-1 Certificates as the Transferee has required is, or has been made, available to it and it has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Class A-1 Options, and to obtain such additional information as the Transferor possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of such information;]

                  (4) The Transferee agrees that the Class A-1 Options may be offered, resold, pledged or otherwise transferred only (A) to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer, pursuant to an exemption from registration under the Securities Act, and in compliance with applicable state securities laws, and (B) in compliance with the securities laws of each other applicable jurisdiction;

            (5) Neither the Transferee, nor any person acting on its behalf, has offered the Class A-1 Options for sale, or solicited any offer to buy the Class A-1 Options by means of any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act or in any other manner that would render the issuance and sale of the Class A-1 Options a violation of the Securities Act or require registration pursuant to the Securities Act;

            (6) The Transferee will notify, and cause each subsequent transferee of the Class A-1 Options to agree to notify, each subsequent holder of the Class A-1 Options of the restrictions referred to in paragraph (4) above.

            The address to which any notices addressed to the Transferee should be addressed is as follows: _______________________________________.

            All capitalized terms used but not defined in this Transfer Confirmation are used with the meanings specified in the Class A-1 Call Option Agreement, and this Transfer Confirmation is subject to the terms and conditions of that Agreement.

            This Transfer Confirmation shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the parties have signed their names as of the date set forth below.

                                             [NAME OF TRANSFEROR],
                                             as Transferor

                                             By
                                                 ----------------------------
                                                 Name:
                                                 Title:


                                             [NAME OF TRANSFEROR],
                                             as Transferor

                                             By
                                                 ----------------------------
                                                 Name:
                                                 Title:


                                             THE BANK OF NEW YORK, as
                                             Option Agent


                                             By
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C


                               Option Certificate

                                       for

                                CLASS A-1 OPTIONS

                  relating to Class A-1 Certificates issued by
                CABCO SERIES 2002-1 TRUST (AOL TIME WARNER INC.)

THESE CALL OPTIONS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION UNDER SUCH ACT. THE CALL OPTIONS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE CALL OPTION AGREEMENT (AS DEFINED BELOW).

                             Class A-1 Call Options

                                [-] Call Options
  (Each Call Option relates to $25 principal amount of Class A-1 Certificates)


No. O-[-]                                                           June -, 2002


            In connection with CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the "Trust"), a trust created under the laws of the State of New York pursuant to the Trust Agreement, dated as of June 21, 2002 (the "Trust Agreement"), between Corporate Asset Backed Corporation, a Delaware corporation (the "Depositor") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee") and option agent, for value received, this Option Certificate certifies that [-] or registered assigns, is entitled to purchase, in whole or part, [-] 7.625% Class A-1 Certificates issued by CABCO Series 2002-1 Trust (AOL Time Warner Inc.) on any Call Date designated by the holder of these options (these "Call Options") at a purchase price equal to the Call Price, all subject to the terms and conditions of the Class A-1 Call Option Agreement, dated as of June 21, 2002 (the "Call Option Agreement"), among the Depositor, as the sole initial Option Holder, UBS Warburg LLC, as the initial purchaser from the Depositor, and sole holder at the time of execution of the Call Option Agreement, of the Class A-1 Certificates, and the Option Agent.

            Certain capitalized terms used in this Option Certificate are defined in the Call Option Agreement and capitalized terms used but not defined herein or therein shall have the respective meanings set forth in the Trust Agreement.

            Each of (i) the Option Holder, by its acceptance hereof, and (ii) the Option Agent agrees, that, without affecting any rights or remedies that the Option Holder may have against the Option Agent or any Certificateholders under the Call Option Agreement, it shall not have any recourse to the Trust for any amount due under these Class A-1 Options.


                                             THE BANK OF NEW YORK,
                                                   as Option Agent

                                             By:_______________________________
                                                   Authorized Signatory



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                                                                       Exhibit D

                               FORM OF ASSIGNMENT

         [To be executed only upon transfer of these Class A-1 Options]

            For value received, the undersigned registered holder of these Class A-1 Options hereby sells, assigns and transfers unto _____________ Class A-1 Options [Must be whole number] to purchase Class A-1 Certificates, and appoints an Attorney to make such transfer on the books of the Option Agent maintained for such purpose, with full power of substitution in the premises. The undersigned hereby certifies that it has executed, together with its transferee and the Option Agent, a Class A-1 Transfer Confirmation in the form attached to the Class A-1 Call Option Agreement in connection with such transfer.

Dated:

            (Signature must conform in all respects to name of holder as specified on the face of these Call Options)

            (Street Address)
            (City State) (Zip Code)

Signed in the presence of:



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